Exhibit 10.1

First AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2014, is entered into by and among VARIATION BIOTECHNOLOGIES (US), INC., a Delaware corporation (the “Borrower”); VBI Vaccines Inc., a Delaware corporation (“Holdco”); Variation Biotechnologies, Inc., a corporation incorporated under the Canada Business Corporation Company (“Canadian Sub” and together with Holdco, the “Guarantors”); and PCOF 1, LLC (the “Lender”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.     The Borrower, the Lender and the Guarantors have previously entered into that certain Credit Agreement, dated as of July 24, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lender has made certain loans and financial accommodations available to Borrower.

B.     The Borrower and the Lenders wish modify certain provisions of the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Amendment to Credit Agreement.

(a)     Section 7.18 of the Credit Agreement is deleted in its entirety and replaced with the following:

Required Milestones. Holdco and the Borrower covenant and agree that (i) on or before December 31, 2014 the Borrower will have entered into a licensing agreement with a global pharmaceuticals company with respect to the Thermostable LPV technology, on terms satisfactory to the Lender, (ii) on or before September 25, 2015 the Borrower will have commenced toxicology work with respect to the CMV (VLP) Product, in the form of a first immunization of an animal for GLP toxicology, and (iii) on or before April 25, 2016 the Borrower will have commenced Phase I clinical trials with respect to the CMV (VLP) Product, in the form of a patient vaccination.

2.     Effective of this Amendment. Except as amended and set forth above, the Credit Agreement shall continue in effect in accordance with its terms without modification.

3.     Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the law of the State of New York.

4.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

5.     Entire Agreement. This Amendment, together with the Credit Agreement, and all exhibits and schedules attached hereto and thereto, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof or thereof, and any and all other written or oral agreements existing among the parties hereto are expressly cancelled.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

VARIATION BIOTECHNOLOGIES (US), INC., as the Borrower

By: /s/Jeff Baxter
Name: Jeff Baxter
Title: Chief Executive Officer

VBI VACCINES INC., as Guarantor

By: /s/Jeff Baxter
Name: Jeff Baxter
Title: Chief Executive Officer

VARIATION BIOTECHNOLOGIES, INC., as Guarantor

By: /s/Jeff Baxter
Name: Jeff Baxter Title: Chief Executive Officer

[Signature Page to VBI – Perceptive First Amendment to Credit Agreement]

PCOF 1, LLC, as the Lender

By: /s/ Sandeep Dixit
Name: Sandeep Dixit Title: Chief Credit Officer

By: /s/ Sam Chawla
Name: Sam Chawla Title: Portfolio Manager

[Signature Page to VBI – Perceptive First Amendment to Credit Agreement]